                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                              [X]
Filed by a party other than the Registrant           [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-12

                         MENDOCINO BREWING COMPANY, INC.
                (Name of Registrant as Specified in its Charter)
                                      N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1)   Title of each class of securities to which transactions applies:
      (2)   Aggregate number of securities to which transactions applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount previously paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing party:
      (4)   Date filed:

                         MENDOCINO BREWING COMPANY, INC.

                                1601 Airport Road
                             Ukiah, California 95482
                                 (800) 733-3871

                                                               September 9, 2005

Dear Shareholder:

        I would like to personally invite you to attend the Annual Meeting of Shareholders of Mendocino Brewing Company, Inc. (the "Company") to be held at 2 P.M., local time, on Tuesday, October 4, 2005, at our brewery located at 1601 Airport Road, Ukiah, California. Additional information about our Company and about the Annual Meeting accompany this letter, and I urge each of you to read through all this material carefully.

        Your Company's products continue to claim accolades! In the 2004 California State Fair, Red Tail Ale, Blue Heron Pale Ale, Black Hawk Stout and Kingfisher Premium Lager won Gold Medals, and Talon Barley Wine Ale won a Silver Medal, each in their respective categories.

        In the July 2004 issue, MEN'S JOURNAL magazine chose Red Tail Ale "one of the 25 finest beers brewed in America", and "one of the 25 paragons of the brewer's art". The MEN'S JOURNAL panel of experts represented some of the best names in the beer industry. The selection was made from some 1400 breweries producing more than 8,000 brands. Since its introduction in 1983, Red Tail Ale has grown to be a legend. It gives us particular pride to be considered excellent by some of those for whom Red Tail Ale sets the standard.

        We continued to expand our product offerings in 2004. In May, we extended the Red Tail product line with the introduction of Red Tail Ale barbeque sauce in two flavors; Original Tangy, and, for a bit of a hot kick, Spicy Chipotle. In the beginning of the year, we proudly introduced Talon True Style Barley Wine Ale in California. Talon has a traditional warming malt flavor, rich amber color, full robust body, and a delightful hop finish. We were able to bring this product to the East Coast in the last quarter of the year.

        As a seasonal offering, we made a Winter Ale Special Edition available on the East Coast, and found it was well received by our customers. Your Company also introduced a 22 oz. package of White Hawk Original IPA, and on the East Coast, we launched Black Eye Ale in 22 oz. bottles and Kingfisher Light in six pack cases.

        Your Company continues to keep its focus on its core business and capitalize on the brand equity of its product portfolio. We've placed a strong emphasis on further penetrating our primary markets on both coasts. We expect to continue building brand awareness and gaining market presence as a result of the strength and variety of our brands, and the support of our marketing and promotional programs.

        I would like to express my personal gratitude to our management, our many dedicated employees, and my colleagues on the Board of Directors, for their tireless efforts and contributions during this period.

        Finally, I want to thank you, our shareholders, for your support during the last year, which is so important to us as we continue to pursue our goal of leadership in each of the Company's chosen markets.


                                               Dr. Vijay Mallya

                                               Chairman

                         MENDOCINO BREWING COMPANY, INC.
                               1601, Airport Road
                                 Ukiah, CA 95482
                                 (800) 733-3871
                                                               September 9, 2005

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of shareholders of Mendocino Brewing Company, Inc. (the "Company") to be held at 2:00 p.m., local time, on Tuesday, October 4, 2005, at our brewery located at 1601 Airport Road, Ukiah, California (the "Annual Meeting").

        As described in the accompanying Proxy Statement, at the Annual Meeting the shareholders will elect Directors of the Company for the forthcoming year. Scott R. Heldfond, H. Michael Laybourn, Dr. Vijay Mallya, Jerome G. Merchant, Sury Rao Palamand, Kent D. Price, and Yashpal Singh, all of whom are currently members of the Company's Board of Directors have been nominated by the Board for election to the Board this year.

        Your Board of Directors recommends that you vote FOR the election of its nominees for Director. You are encouraged to read the enclosed Proxy Statement, which provides detailed information concerning the Proposal which is expected to come before the Annual Meeting.

        Your vote is important, regardless of the number of shares you own. On behalf of your Board of Directors, I urge you to complete, date, and sign the accompanying proxy and return it to the Company promptly. Doing so will not prevent you from attending the Annual Meeting or voting in person, but it will assure that your vote is counted if you are unable to attend the Annual Meeting. You may revoke your proxy at any time, by submitting either a written notice of revocation or a duly executed proxy bearing a later date to the Company's Secretary at the Company's offices prior to the Annual Meeting, or by attending the Annual Meeting and voting in person.

        All of us at Mendocino Brewing Company look forward to seeing you at the Annual Meeting.

                                                     Sincerely,


                                                     N. Mahadevan
                                                     Corporate Secretary

                         MENDOCINO BREWING COMPANY, INC.
                                1601 Airport Road
                                 Ukiah, CA 95482
                                 (800) 733-3871

                        ---------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     To be held on Tuesday, October 4, 2005

                        ---------------------------------

        NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of the Shareholders of Mendocino Brewing Company, Inc., a California corporation (the "Company"), will be held at 2:00 p.m., local time, on Tuesday, October 4, 2005, at our brewery located at 1601 Airport Road, Ukiah, California, for the following purposes:

        1. To elect Directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected or until his earlier resignation or removal. The Board of Directors has nominated the following candidates: Scott R. Heldfond, H. Michael Laybourn, Dr. Vijay Mallya, Jerome G. Merchant, Sury Rao Palamand, Kent D. Price, and Yashpal Singh.

        2. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on August 19, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

        To help us in planning for the Annual Meeting, please mark the appropriate box on the accompanying proxy if you plan to attend. PLEASE NOTE THAT THE ENCLOSED PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.


                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ N. Mahadevan
                                          --------------------------------------
Ukiah, California                         N. Mahadevan
September 9, 2005                         Corporate Secretary

                         MENDOCINO BREWING COMPANY, INC.
                                1601 Airport Road
                                 Ukiah, CA 95482


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 4, 2005


                                  INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mendocino Brewing Company, Inc., a California corporation (the "Company"), of proxies to be used at the Annual Meeting of the Shareholders of the Company to be held at 2:00 p.m., local time, on Tuesday, October 4, 2005, at our brewery located at 1601 Airport Road, Ukiah, California , and at any adjournment or adjournments thereof (the "Annual Meeting"). The approximate date on which this Proxy Statement and the accompanying Proxy were mailed to stockholders is September 12, 2005. The mailing address of the principal executive offices of the Company is: 1601 Airport Road, Ukiah, CA 95482, and its telephone number is: (800) 733-3871.

MATTERS FOR CONSIDERATION AT THE ANNUAL MEETING

        At the Annual Meeting, Shareholders will be asked to consider and to vote upon the following:

        PROPOSAL NO. 1: To elect Directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Board of Directors has nominated the following candidates: Scott R. Heldfond, H. Michael Laybourn, Dr. Vijay Mallya, Jerome G. Merchant, Sury Rao Palamand, Kent D. Price, and Yashpal Singh.

        THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

                                TABLE OF CONTENTS

Caption                                                                 Page No.
-------                                                                 --------

INTRODUCTION...................................................................1
    Matters for Consideration at the Annual Meeting............................1

GENERAL INFORMATION............................................................3
    Persons Making the Solicitation............................................3
    Voting Securities of the Company...........................................3
    Solicitation of Proxies....................................................5
    Revocability of Proxies....................................................5
    Market Listing    6
    Forward Looking Statements Regarding the Company...........................6
    Available Information......................................................6

PROPOSAL NO. 1: ELECTION OF DIRECTORS..........................................6
    Nominees for Director......................................................7
    Directors and Executive Officers of the Company............................7
    Board of Directors' Meetings and Committees................................7
    Report of the Audit Committee..............................................9
    Director Compensation......................................................9
    Significant Employees.....................................................10
    Security Ownership of Certain Beneficial Owners and Management............10
    Executive Compensation....................................................12
    Report of the Compensation Committee......................................12
    Stock Option Grants.......................................................12
    Certain Transactions......................................................13
    Certain Other Agreements..................................................13
    Section 16(a) Beneficial Ownership Reporting Compliance...................13
    Comparative Performance Graph.............................................14
    VOTE REQUIRED FOR THE ELECTION OF DIRECTORS...............................15

OTHER MATTERS.................................................................15
    Independent Auditors......................................................15
    Shareholder Communications with the Board of Directors....................17
    Shareholder Proposals to be Presented at the Next Annual Meeting..........17
    Availability of Form 10-K.................................................17
    Other Matters to be Considered at the Annual Meeting......................17

    Attached Documents:
        Amendment No. 1 to 2004 Annual Report on Form 10-K/A

                               GENERAL INFORMATION

PERSONS MAKING THE SOLICITATION

        THIS SOLICITATION OF PROXIES IS BEING MADE BY THE COMPANY'S BOARD OF DIRECTORS. The expenses of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Annual Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mails, but officers, Directors, and employees of the Company may solicit Proxies personally or by telephone, without receiving special compensation therefor. The Company will reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these Proxy materials to shareholders whose stock in the Company is held of record by such entities.

VOTING SECURITIES OF THE COMPANY

        All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given, and shareholders may of course attend the Annual Meeting and vote their shares in person. Proxies which are executed and returned to the Company without contrary instructions will be voted "For" the election of each of the Board's nominees for Director (as indicated in Proposal No. 1) and otherwise in the discretion of the proxyholders.

        OUTSTANDING SHARES; RECORD DATE. There were issued and outstanding 11,473,914 shares of the Company's Common Stock (the "Common Stock") and 227,600 shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock") at the close of business on August 19, 2005, which date has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date").

        VOTING GENERALLY.

                HOLDERS OF COMMON STOCK. On any matter submitted to the vote of the shareholders other than the election of Directors, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the Company's books as of the Record Date. With respect to the special rules relating to the election of Directors, please see below under the captions "Election of Directors" and "Cumulative Voting."

                HOLDERS OF SERIES A PREFERRED STOCK. The Company's Series A Preferred Stock does not normally carry with it the right to vote, and accordingly the holders of the Series A Preferred Stock will not have the right to vote on any matter scheduled to come before the Annual Meeting.

        VOTING PROCEDURES. Holders of the Company's Common Stock may vote in favor of or against any of the Proposals, or may abstain from voting on them, by specifying their choice as indicated on the enclosed proxy card. If no specific instructions are given with respect to any Proposal, however, the shares represented by any signed proxy will be voted FOR that Proposal. Shareholders may also abstain from voting on all of the Proposals by simply not returning any proxy card. If a shareholder wishes to do so, he or she may also attend the Annual Meeting in person, and either submit a signed proxy card at that time or vote by ballot at the Annual Meeting.

        VOTES REQUIRED FOR APPROVAL. Directors of the Company will be elected (Proposal No. 1) by the vote of a plurality of the shares of Common Stock which are present at the Annual Meeting, as discussed below under the heading "Election of Directors." Thus, abstentions and broker non-votes could have an indirect effect on the outcome of the election of Directors, since they will enable a smaller number of votes to determine the outcome of the election.

        ELECTION OF DIRECTORS. With respect to the election of Directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees, by following the instructions on the enclosed proxy card. Directors will be elected by a plurality of the votes cast by the holders of the Company's Common Stock, voting in person or by proxy at the Annual Meeting.

        A shareholder may choose to withhold from the proxyholders the authority to vote for any of the individual candidates nominated by the Board of Directors, by marking the appropriate box on the proxy card and writing in the names of the disfavored candidates as they appear on the proxy card. In that event, the proxyholders will not cast any of the shareholder's votes for candidates whose names have been so indicated, whether or not cumulative voting is called for at the Annual Meeting, but they will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been so indicated, and for any other candidates who may be properly nominated at the Annual Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, then he or she must appear and vote in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person. All votes will be tabulated by Computershare, the Company's Registrar and Transfer Agent, which will act as the tabulating agent for the Annual Meeting.

        CUMULATIVE VOTING. In connection with the election of Directors (only), shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for election of Directors and only if a shareholder present at the Annual Meeting gives notice at the Annual Meeting, prior to the vote, of his or her intention to vote cumulatively. (Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.) If any Company shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for election of Directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of Directors to be elected. All of these votes may be cast for any one nominee, or they may be distributed among as many nominees as the shareholder sees fit. The nominees receiving the highest number of votes, up to the number of places to be filled, shall be elected.

        If one of the Company's shareholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible. This discretion and authority of the proxyholders may be withheld by checking the box on the proxy card marked "withhold from all nominees." Such an instruction, however, will also deny the proxyholders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the Annual Meeting, although it will not prevent the proxyholders from voting, at their discretion, for any other person whose name may be properly placed in nomination at the Annual Meeting.

        Under California law, cumulative voting may not be used in connection with any matter other than the election of Directors.

        QUORUM. The presence of the persons entitled to vote a majority of the voting shares of the Company at the Annual Meeting, whether those persons are present in person or only by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies or consideration of the issues raised at the Annual Meeting, the Company may adjourn the Annual Meeting. If the Company proposes to adjourn the Annual Meeting by a vote of the shareholders, the persons named in the enclosed form of proxy will vote all shares for which they have voting authority in favor of such adjournment.

        VOTES CAST AT THE ANNUAL MEETINGS. Representatives of Computershare, Inc., the Company's Registrar and Transfer Agent, will be in attendance at the Annual Meeting in order to receive and tabulate any votes cast at that time.

SOLICITATION OF PROXIES

        The expense of soliciting proxies in the form accompanying this Proxy Statement will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone or facsimile, or in person. The Company will request that brokers, custodians, nominees, and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold such shares and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

REVOCABILITY OF PROXIES

        A form of Proxy for voting your shares at the Annual Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to, and may, revoke it at any time before it is exercised, by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, if the person executing a Proxy is present at the Annual Meeting, and elects to vote in person, the powers of the Proxy holders will be superseded as to those Proposals on which the shareholder actually votes at the Annual Meeting.

MARKET LISTING

        The Company's Common Stock is quoted on the OTC Bulletin Board of The Nasdaq Stock Market, Inc. under the symbol "MENB".

FORWARD LOOKING STATEMENTS REGARDING THE COMPANY

        Certain information contained in this proxy statement which does not relate to historical financial information may be deemed to constitute forward looking statements. The words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe," "intend," "plan," "budget," or similar expressions identify "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. This proxy statement contains certain forward-looking statements with respect to the plans, objectives, future performance, and business of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from historical results and those presently anticipated or projected. The Company's shareholders are cautioned not to place undue reliance on such statements, which speak only as of the date of this Proxy Statement. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

AVAILABLE INFORMATION

        The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith periodically files reports, proxy statements, and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copies can be made or obtained at or by writing to the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. Such material may also be accessed electronically through the Edgar filings by the Company, by means of the Commission's Internet Web site (http://www.sec.gov).

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

        At the Annual Meeting, Shareholders will elect Directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected or until their earlier resignation or removal. Under the Company's Bylaws, the Company's Board may consist of between five and nine members, with the exact number within that range being determined by the Board of Directors. At present the Board has set the number of Directors at seven.

        Shares represented by the accompanying proxy will be voted for the election of the nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a Director.

NOMINEES FOR DIRECTOR

        The Board has nominated seven individuals to serve as Directors of the Company until the next Annual Meeting, all of whom are current members of the Board. The Board's nominees are: Scott R. Heldfond, H. Michael Laybourn, Dr. Vijay Mallya, Kent D. Price, Sury Rao Palamand, Jerome G. Merchant, and Yashpal Singh. As of the date of this Proxy Statement, no other names had been placed in nomination for consideration by the Shareholders at the Annual Meeting.

        The Board has not adopted a charter or any other set of rules with respect to the nominating process. While the Board would carefully consider the nomination of any candidate for Director who may be recommended by the Company's shareholders, due to the lack of such nominations in the past it has not felt the need to adopt any specific policy in his regard. Similarly, it has not adopted any specific minimum qualifications for candidates for election as Director or identified any specific qualities or skills that such candidates should possess.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

        The following table sets forth the names, ages as of September 1, 2005, and certain information regarding each of the Company's current Directors and executive officers, and each of the Board's nominees for Director:

Name                           Age      Position                                   Director
----                           ---      --------                                     Since
                                                                                     -----
Scott R. Heldfond              60       Director                                     2004
H. Michael Laybourn            67       Director                                     1993
Vijay Mallya, Ph.D.            50       Director and Chairman of the Board           1997
Jerome G. Merchant*+           44       Director                                     1997
Mahadevan Narayanan            47       Chief Financial Officer and Secretary        ----
Sury Rao Palamand, Ph.D.*+     75       Director                                     1998
Kent D. Price*+                62       Director                                     1998
Yashpal Singh                  59       Director, Chief Executive Officer, and       1997
                                        President
-----------
*       Member of the Audit/Finance Committee.
+       Member of the Compensation Committee.

        Biographical information about all of the above-listed Directors of the Company is incorporated by reference from the Company's Amendment No. 1 to 2004 Annual Report on Form 10-K/A which accompanies this Proxy Statement, under the heading "Item 10 - Directors and Executive Officers of the Company".

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

        During the fiscal year ended December 31, 2004, the Board of Directors held one meeting. No Director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

        Directors are encouraged to attend the Annual Meeting of Shareholders. At the 2004 Annual Meeting, all seven of our directors were in attendance.

        Listed below are the committees of the Board of Directors, along with Directors who served as members of each committee during 2004 and the first eight months of 2005.

        AUDIT AND FINANCE COMMITTEE. The Board has a standing Audit/Finance Committee and a standing Compensation Committee.

        Mr. Price serves as the Chairman and Messrs. Merchant and Palamand presently serve as the members of the Audit/Finance Committee (established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934), which met five times during 2004. Mr. Palamand did not attend one of those meetings. The Audit/Finance Committee reviews, acts on, and reports to the Board of Directors with respect to various auditing, accounting and finance matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of the Company's auditors, and the accounting practices of the Company. In the judgment of the Company's Board of Directors, Messrs. Price and Palamand are "Independent," as that term is defined in Section 4200(a)(15) of the Rules of the National Association of Securities Dealers, Inc, but Mr. Merchant is not.

        NOMINATING COMMITTEE. Because of its limited size, the Board does not have a nominating committee or a committee performing similar functions. Instead, all of the Directors participate in the consideration of Director nominees. Several of the Company's Directors would not be considered to be "independent" under the rules of the New York Stock Exchange or any of the other national securities exchanges.

        SPECIAL COMMITTEE. The Special Committee, consisting of Directors Kent
D. Price (as Chairman), Sury Rao Palamand, Michael Laybourn and Jerome Merchant (ex-officio member), was created by the Board in 2002 for the purpose of advising the Board concerning certain potential acquisition by United Breweries Holdings Limited ("UBHL"), an Indian corporation of some or all of the outstanding shares of the Company. It continues to serve as a primary forum for the review of transactions or potential transactions that could have a material effect on the Company.

        COMPENSATION COMMITTEE. Mr. Palamand serves as the Chairman and Messrs. Merchant and Price presently serve as the members of the Compensation Committee, which considers all matters of compensation with respect to the chief executive officer, president, any vice president, and any other senior executives, and makes recommendations to the Board regarding the compensation of such persons. The Compensation Committee also makes determinations with respect to the granting of stock options with respect to Directors who are also employees of the Company. The Compensation Committee met once during 2004.

        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Mr. Merchant formerly served as the Company's Chief Financial Officer from November 1997 to October 1998.

REPORT OF THE AUDIT COMMITTEE

        The following audit committee report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed to be
(i) "soliciting materials," (ii) filed with the SEC, (iii) subject to Regulation 14A or 14C, or (iv) subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

        The Board of Directors maintains an Audit/Finance Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit/Finance Committee believe that the Audit/Finance Committee's current member composition satisfies the rules of the National Association of Securities Dealers, Inc. ("NASD") governing audit committee composition, including the requirement that all audit committee members be "independent directors." The Audit/Finance Committee has adopted a written charter, a copy of which is attached hereto as Exhibit A.

        The Audit/Finance Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of accounting, auditing, and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit/Finance Committee has (i) reviewed and discussed the audited financial statements with management, (ii) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards no. 61, and
(iii) received and reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

        Based on the review and discussions referred to above, the Audit/Finance Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the years ended December 31, 2003 and 2004, as filed with the SEC.

                          Approved by the Members of the Audit Committee:


                                         Kent D. Price, Chairman
                                         Jerome G. Merchant
                                         Sury Rao Palamand

DIRECTOR COMPENSATION

        The Company's policy with respect to compensation of outside Directors for their services as Directors is as follows: each outside Director receives $3,000 per Board meeting he attends and $1,000 per committee meeting he attends. The outside Directors have opted to receive such compensation in shares of the Company's

Common Stock which will be valued at the greater of $1.00 per share or book cost as of the end of the fiscal year of the meeting for which the he is being compensated.

        Mr. Merchant receives a monthly fee of $4,000 in exchange for consulting services he renders to the Company. This monthly fee is in lieu of the normal Directors' fees of $3,000 per Board meeting and $1,000 per committee meting.

SIGNIFICANT EMPLOYEES

        Don Barkley, 50, joined the Company in 1983 as Master Brewer and has served in that capacity continuously since then. In 1993 Mr. Barkley was the President and representative to the national board of governors of the Master Brewers Association of the Americas, Northern California District. Mr. Barkley holds a Bachelor of Science degree in fermentation science from the University of California, Davis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock and Series A Preferred Stock as of the close of business on September 1, 2005, for (a) each shareholder known by the Company to own beneficially 5% or more of the outstanding shares of its Common Stock or Series A Preferred Stock; (b) each Director and executive officer; and (c) all Directors and executive officers of the Company as a group. Except as noted, the Company believes that the beneficial owners of the Common Stock and Series A Preferred Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                  Shares         Approximate
             Name and Address of               Beneficially       Percentage
              Beneficial Owner                   Owned(1)          of Class
              ----------------                   --------          --------

COMMON STOCK:

United Breweries of America, Inc.+             3,087,818(2)          26.9%

Inversiones Mirabel S.A.                       5,500,000             47.9%
  Hong Kong Bank Building
  6th Floor, Samuel Lewis Avenue
  P O Box 6-4298, El Dorado
  Panama City

Scott R. Heldfond                                     --               --

H. Michael Laybourn++                            365,817(3)           3.2%

Vijay Mallya, Ph.D.+                           8,587,818(4)          74.8%

Jerome G. Merchant+                              153,742(3)           1.3%

Sury Rao Palamand, Ph.D.                         149,094(3)           1.3%
  50 Crestwood Executive
  Center, Suite 207
  St. Louis, MO 63126

                                                  Shares         Approximate
             Name and Address of               Beneficially       Percentage
              Beneficial Owner                   Owned(1)          of Class
              ----------------                   --------          --------

Kent D. Price                                    186,973(3)           1.6%
  c/o Parker Price Venture
  Capital
  101 California #2830
  San Francisco, CA 94111

Yashpal Singh++                                       --               --

N. Mahadevan++                                        --               --

All Directors and executive officers
as a group (8 persons)                         9,443,444(3)          80.9%


SERIES A PREFERRED STOCK:

H. Michael Laybourn                                6,100              2.7%

All Directors and executive officers
as a group (8 persons)                             6,100              2.7%

--------------
+       1050 Bridgeway, Sausalito, CA 94965
++      1601 Airport Road, Ukiah, CA 95402

(1) Applicable percentages of ownership are based on 11,473,914 shares of Common Stock outstanding and 227,600 shares of Series A Preferred Stock outstanding. Shares of Common Stock subject to a contract of purchase or options currently exercisable or exercisable within 60 days after the date of this Statement are deemed outstanding for computing the percentage ownership of the person obligated to purchase the shares or holding the options but are not deemed outstanding for computing the percentage of any other person.

(2) Does not include (i) 1,668,131 shares issuable upon conversion of certain convertible notes issued to UBA.

(3) Includes 48,077 shares subject to options exercisable or that will be exercisable within 60 days.

(4) Includes all shares held by UBA and Inversiones. Dr. Mallya may be deemed to be a beneficial owner of UBA and Inversiones because they are both controlled by Golden Eagle Trust, which in turn is controlled by persons who may exercise discretion in Dr. Mallya's favor among others. Dr. Mallya is also the Chairman and Chief Executive Officer of UBA. Does not include 1,668,131 shares issuable upon conversion of certain convertible notes issued to UBA.

EXECUTIVE COMPENSATION

        The annual compensation, including salary, bonuses, and certain other compensation, paid by the Company to its Chief Executive Officer and most highly-compensated executive officers during each of the fiscal years ended December 31, 2002, 2003, and 2004 is set forth in Amendment No. 1 to the Company's 2004 Annual Report on Form 10-K/A, under the heading "Item 11 - EXECUTIVE COMPENSATION - Summary Compensation Table," and that table is incorporated into this Proxy Statement by reference.

        During those years, there were no restricted stock awards or long-term incentive program payouts, and none of the Company's other executive officers received total compensation in excess of $100,000 in any of those years.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee determines the compensation for the Company's President and Chief Executive officer, Yashpal Singh, and its Chief Financial Officer and Secretary, N. Mahadevan. The Company entered into an employment agreement with its current President and Chief Executive Officer, Yashpal Singh, effective on April 1, 1998 which was extended during 2004 and will now expire in 2008 (but may be extended or terminated at any time, by either party, upon six months notice). Mr. Singh's current base salary is $120,000. Mr. Singh is also entitled to receive an annual bonus of up to 36% of his base salary. The Company provides Mr. Singh with medical and dental benefits and $250,000 in life insurance benefits. Mr. Mahadevan's current base salary is $75,000. Mr. Mahadevan is also entitled to receive an annual bonus of up to 30% of base salary. The Company provides Mr. Mahadevan with medical and dental benefits.

        The Compensation Committee reviews annually, the performance of Mr. Singh and Mr. Mahadevan to evaluate and approve bonus and salary revisions. The Committee evaluates several performance factors to determine the compensation of these executives. These factors include, but are not limited to, managing and development of operations, general leadership qualities, effective management of available resources including human resources, and the ability to anticipate and prepare for future opportunities and problems.

                    Approved by the Members of the Compensation Committee:

                                     Sury Rao Palamand, Chairman
                                     Kent D. Price
                                     Jerome G. Merchant

STOCK OPTION GRANTS

        No stock options were held by, granted to, or exercised by any of the Company's executive officers during the year ended December 31, 2004; and no such options have been granted to or exercised by any executive officer to date during 2005.

CERTAIN TRANSACTIONS

        MASTER LINE OF CREDIT AGREEMENT

        On August 31, 1999, the Company and UBA entered into a Master Line of Credit Agreement, which was subsequently amended on April 28, 2000, and February 12, 2001 (the "Credit Agreement"). The terms of the Credit Agreement provide the Company with a line of credit in the principal amount of up to $1,600,000.

        UBA has made thirteen (13) separate advances to the Company under the Credit Agreement, and one separate advance on terms substantially similar to those of the Credit Agreement, each pursuant to an eighteen-month promissory note, (collectively, the "UBA Notes"). On December 28, 2001, MBC and UBA entered into a Confirmation of Waiver which confirms that as of August 13, 2001, UBA waived its rights with regard to all conversion rate protection as set forth in the UBA Notes.

        As of the date of this Proxy Statement, the aggregate outstanding principal amount of the UBA Notes is $1,915,371, and the accrued but unpaid interest thereon is equal to approximately $586,825.

CERTAIN OTHER AGREEMENTS

        In addition to the agreements referred to above, the Company has entered into a number of other agreements and relationships with companies that may be viewed as related entities, including among others a license agreements for the Kingfisher trademark, an agreement for the distribution of lager and beer products in Europe, and a brewing agreement and a loan agreement in connection with the brewing and distribution of beers and related products sold under the Kingfisher trademark in Europe. Descriptions of these transactions are incorporated by reference to Item 13 of the Company's Amendment No. 1 to 2004 Annual Report on Form 10-K/A which accompanies this Proxy Statement, under the headings " CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS - License of the Kingfisher Trademark," "--Distribution Agreement," "--Market Development Agreement," and "--Brewing License Agreement,".

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires each of the Company's executive Directors and officers, and each person who or which is a beneficial owner of more than 10% of the Company's Common Stock, to file forms with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of the Company's shares. These persons are required by SEC regulation to furnish the Company with copies of all such forms they file.

        Based solely on a review of written statements of the Company's insiders and Forms 3, 4, and 5 furnished to the Company, no reports required by Section 16 of the Exchange Act was required to be filed with respect to the Company's 2004 fiscal year.

COMPARATIVE PERFORMANCE GRAPH

        Set forth below is a graph comparing the cumulative total return to shareholders on the Company's Common Stock with the cumulative total return of the Russell 2000 Index and an index comprised of other publicly-traded craft beer companies (the "Peer Group") for the period beginning on December 31, 1999 and ended on December 31, 2004. The total return on the Company's Common Stock, the Russell 2000 Index and the Peer Group Index assumes the value of each investment was $100 on December 31, 1999, and that any dividends were reinvested. The points represent fiscal year-end index levels based on the last trading day in each fiscal year. Return information is historical and not necessarily indicative of future performance.



                              [PERFORMANCE GRAPH]



----------------------- ------------ ------------ ------------ ------------ ------------ ------------
                            1999         2000         2001         2002         2003         2004
----------------------- ------------ ------------ ------------ ------------ ------------ ------------
MENDOCINO BREWING            100          130           83           53           32           27
----------------------- ------------ ------------ ------------ ------------ ------------ ------------
PEER GROUP                   100          117          225          190          240          268
----------------------- ------------ ------------ ------------ ------------ ------------ ------------
RUSSEL 2000 INDEX            100           96           97           76          110          129
----------------------- ------------ ------------ ------------ ------------ ------------ ------------

        The Company's Peer Group is comprised of three publicly traded craft beer companies. As required, the returns of each of the component companies in the Peer

Group return are calculated and weighted according to their respective market capitalization at the beginning of the period. The Peer Group is composed of:
Red Hook Ale Brewery, Inc. (NASDAQ: HOOK), The Boston Beer Company, Inc. (NYSE:
SAM), and Pyramid Breweries Inc. (Nasdaq: PMID).

                   VOTE REQUIRED FOR THE ELECTION OF DIRECTORS

        The affirmative vote of the holders of a plurality of the shares of Common Stock present and voting at the Annual Meeting is required to elect each of the nominees for Director. Each share of Common Stock which is represented, in person or by proxy, at the Annual Meeting will be accorded one vote on each nominee for Director, unless one or more shareholders express an intention to exercise the right of cumulative voting, in which case all shares will be accorded the cumulative voting rights. For purposes of this vote, abstentions and broker non-votes will in effect not be counted. Please see "GENERAL INFORMATION -- Voting Securities of the Company - Cumulative Voting," above, for a brief description of the voting procedures in the event that cumulative voting is requested at the Annual Meeting in connection with the election of Directors.

        The Board of Directors recommends that shareholders vote FOR the election of all seven of the nominees named above.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
               EACH OF THE NOMINEES FOR DIRECTOR DESCRIBED ABOVE.

                                  OTHER MATTERS

INDEPENDENT AUDITORS

        The Company had appointed Moss Adams, L.L.P. ("Moss Adams"), as its independent auditors to perform the audit of the Company's financial statements for the year 2004, and the shareholders approved that appointment at last year's Annual Meeting. The Company's Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2004, which incorporates the 2004 financial statements, is included (without Exhibits) with this Proxy Statement.

        LETTER OF TERMINATION

        On September 2, 2005, the Company received a letter from Moss Adams stating that Moss Adams would not stand for reappointment as the Company's independent auditor for the year ending December 31, 2005. Moss Adams will cease to perform services for the Company upon the completion of the SAS 100 review associated with the filing of the Company's Form 10-Q for the quarterly period ending September 30, 2005. At the time the Company received the letter stating Moss Adams's determination not to stand for reappointment, neither the Company's audit committee nor board of directors had previously recommended or approved Moss Adams's decision.

        NO DISAGREEMENTS OR REPORTABLE EVENTS

        Neither of Moss Adams's reports on the Company's financial statements during the last two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the Company's past two fiscal years (2003 and 2004) and the interim period of 2005 preceding the date of this report (collectively, the "Preceding Period"), the Company did not have any disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Moss Adams, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

        During the Preceding Period, Moss Adams never advised the Company of either of the following: (1) that the internal controls necessary for the Company to develop reliable financial statements did not exist; or (2) that information had come to its attention that led it to no longer be able to rely on the Company's management's representations, or that made it unwilling to be associated with the financial statements prepared by management.

        In addition, Moss Adams did not, during the Preceding Period, advise the Company of the need to expand significantly the scope of its audit, or that information had come to its attention that had, or if further investigated may have (1) materially impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued in connection with any current or future report (including information that, unless resolved to Moss Adams's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements); or (2) caused it to be unwilling to rely on the Company's management's representations, or that made it unwilling to be associated with the Company's financial statements.

        NO SUCCESSOR HAS BEEN APPOINTED

        Because the Company just recently received notice of Moss Adams's decision, it has not yet identified an independent public accountant to succeed Moss Adams. The Company shall file a separate Current Report on Form 8-K to announce the appointment of its independent public accountant for the year ended December 31, 2005.

        As Moss Adams will not serve as the Company's independent auditor for the year ended December 31, 2005, representatives of Moss Adams, L.L.P. will not be present at the Annual Meeting as they have in the past.

        FEES AND SERVICES

        All audit and other services performed by Moss Adams on behalf of the Company are approved in advance by the Audit Committee, on a case-by-case basis.

        Descriptions of the fees paid to Moss Adams are incorporated by reference to Item 14 of the Company's Amendment No. 1 to 2004 Annual Report on Form 10-K/A which accompanies this Proxy Statement, under the heading " PRINCIPAL ACCOUNTING FEES AND SERVICES.

        The Audit Committee has determined that the provision of the services rendered above is compatible with the maintenance of Moss Adams' independence.

        The Company is not aware that any significant amount of the work done during the course of Moss Adams' audit of the Company's 2004 Financial Statements was performed by persons other than Moss Adams' full-time, permanent, employees.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        The Board of Directors has a process by which shareholders may communicate with the Board, the non-management Directors, or with any individual Director concerning the Company. Shareholders wishing to do so may write to the Board or to the Director or Directors at issue care of: N. Mahadevan, Corporate Secretary, Mendocino Brewing Company, Inc., 1601 Airport Road, Ukiah, CA 95482. The envelope should indicate that it contains a shareholder communication. All such communications relating to the Company will be forwarded to the Director or Directors to whom they are addressed.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

        Any proposal which a shareholder wishes to have presented at the next annual meeting and included in the management proxy materials relating to such meeting must be received at the main office of the Company a reasonable time before the Company begins to print and mail its proxy material in connection with that meeting. The Company will advise its shareholders of the date of its next (2006) Annual Meeting of Shareholders, once that date has been set, through its Quarterly Reports on Form 10-Q or by a Current Report on Form 8-K. If a shareholder proposal for consideration at the 2006 Annual Meeting is in compliance with all of the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, it will be included in the proxy statement for that meeting, and set forth on the form of proxy issued for the 2005 Annual Meeting of Shareholders.

        If a shareholder of the Company wishes to present a proposal before the Company's next annual meeting but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such shareholders must give written notice to the Secretary of the Company at its main office. Such a notice must be received a reasonable time before the 2006 Annual Meeting.

        It is urged that any shareholder proposals be sent by certified mail, return receipt requested.

AVAILABILITY OF FORM 10-K

        Included with this Proxy Statement, and partially incorporated herein, is a copy of the Company's Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2004 (without exhibits). THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER, UPON WRITTEN REQUEST AND WITHOUT CHARGE, AN ADDITIONAL COPY OF THIS REPORT (also without Exhibits). Such written requests should be made to the Company at Mendocino Brewing Company, Inc., Attn: Sarah T.

McDaniel, Manager, Shareholder Relations, 1601 Airport Road, Ukiah, CA 95482,
Telephone: (800) 733-3871.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

        The Board of Directors does not presently intend to present matters other than the foregoing for action by the shareholders at the Annual Meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the Annual Meeting except as specified herein. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form accompanying this Proxy Statement, will be voted in accordance with the judgment of the persons voting such proxies.

ATTACHED DOCUMENTS

        A copy of the Company's Amendment No. 1 to 2004 Annual Report on Form 10-K/A (not including the Exhibits thereto) accompanies this Proxy Statement. The Company hereby incorporates into this Proxy Statement by reference the following parts of the Company's Amendment No. 1 to 2004 Annual Report on Form 10-K/A, as described above:

        1. Biographical information about the Directors of the Company is incorporated by reference from ""Item 10 - DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY".

        2. The Summary Compensation Table is incorporated by reference from "Item 11 - EXECUTIVE COMPENSATION - Summary Compensation Table".

        3. Descriptions of certain transactions are incorporated by reference from Item 13 - CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

        4. Descriptions of the fee paid to Moss Adams are incorporated by reference from Item 14 - " PRINCIPAL ACCOUNTING FESS AND SERVICES.

        The information specifically incorporated by reference herein is deemed to be a part of this Proxy Statement; but only to the extent that any statements or information contained therein have not been superseded or corrected by statements or information provided in this Proxy Statement.

                                                                       EXHIBIT A


                         MENDOCINO BREWING COMPANY, INC.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.      Purpose

        The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Mendocino Brewing Company, Inc. (the "Company") is to assist the Board in fulfilling its statutory and fiduciary oversight responsibilities relating to the Company's financial accounting, reporting and controls. The Committee's principal functions are to:

        o monitor the periodic reviews of the adequacy of the accounting and financial reporting process and systems of internal control that are conducted by the Company's independent auditors and the Company's financial and senior management;

        o review and evaluate the independence and performance of the Company's independent auditors; and

        o facilitate communication among the Company's independent auditors, the Company's financial and senior management, and the Board.

        The Committee will fulfill these functions primarily by carrying out the activities enumerated in Part IV of this charter. In order to serve these functions, the Committee shall have unrestricted access to Company personnel and documents, and shall have authority to direct and supervise an investigation into any matters within the scope of its duties, including the power to retain outside counsel in connection with any such investigation.

        While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the management and the Company's independent auditors. Nor is the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and its independent auditors or to assure compliance with laws and regulations and the Company's policies and procedures.

II.     Membership

        All members of the Committee will be appointed by, and shall serve at the discretion of, the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

        As of the date this charter is adopted, the Committee shall consist of three or more members of the Board, with the exact number being determined by the Board. Each member of the Committee shall be "independent" as defined by the rules of The Nasdaq Stock Market, as they may be amended from time to time (the "Rules"), except as otherwise permitted by such Rules. Each member of the Committee shall have the ability to read and understand fundamental financial statements (or become able to do so within a reasonable time after joining the Committee) and at least one member shall have prior experience in accounting, financial management or financial oversight, as required by the Rules.

III.    Meetings

        Meetings of the Committee shall be held from time to time as determined by the members of the Committee. The Committee should periodically meet with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee. The Committee members, or the Chairman of the Committee on behalf of all of the Committee members, should communicate with management and the independent auditors on a quarterly basis in connection with their review of the Company's financial statements.

IV.     Responsibilities and duties

        The following shall be the principal recurring process of the Committee in carrying out its oversight responsibilities. These processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

        1. Review the Company's quarterly and annual financial statements, including any report or opinion by the independent auditors, prior to distribution to the public or filing with the Securities and Exchange Commission.

        2. In connection with the Committee's review of the financial statements:

                o Discuss with the independent auditors and management the financial statements and the results of the independent auditors' audit of the financial statements.

                o Discuss any items required to be communicated by the independent auditors in accordance with SAS 61, as amended. These discussions should include the independent auditors' judgement about the quality and appropriateness of the Company's accounting principles, the reasonableness of significant judgements, the clarity of disclosures in the Company's financial statements and any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

        3. In connection with the Committee's review of the quarterly financial statements:

                o Discuss with the independent auditors and management the results of the independent auditors' SAS 71 review of the quarterly financial statements.

                o Discuss significant issues, events and transactions and any significant changes regarding accounting principles, practices, judgements or estimates with management and the independent auditors, including any significant disagreements among management and the independent auditors.

        4. Discuss any comments or recommendations of the independent auditors outlined in their annual management letter. Approve a schedule for implementing any recommended changes and monitor compliance with the schedule.

        5. Discuss with the independent auditors and management their periodic reviews of the adequacy of the Company's accounting and financial reporting processes and systems of internal control, including the adequacy of the systems of reporting to the Audit Committee by each group.

        6. Periodically consult with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee.

        7. Review the independence and performance of the independent auditors. Recommend to the Board the appointment or discharge of the independent auditors.

        8. Communicate with the Company's independent auditors about the Company's expectations regarding its relationship with the auditors, including the following; (i) the independent auditors' ultimate accountability to the Board and the Committee, as representatives of the Company's stockholders; and (ii) the ultimate authority and responsibility of the Board and the Committee to select, evaluate and, where appropriate, replace the independent auditors.

        9. Review and approve processes and procedures to ensure the continuing independence of the Company's independent auditors. These processes shall include obtaining and reviewing, on an annual basis, a letter from the independent auditors describing all relationships between the independent auditors and the Company required to be disclosed by Independence Standards Board Standard No.1, reviewing the nature and scope of such relationships and discontinuing any relationships that the Committee believes could compromise the independence of the auditors.

        10.     Review the independent auditor's audit plan.

        11. Approve the fees and other significant compensation to be paid to the independent auditors.

        12. Periodically review the status of any legal matters that could have a significant impact on the Company's financial statements.

        13. Annually prepare a report to the Company's stockholders for inclusion in the Company's annual proxy statement as required to by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time.

        14. Maintain minutes and periodically report to the Board on significant matters related to the Committee's responsibilities.

        15. Review and reassess the adequacy of the Committee's charter at least annually.

        16. Perform any other activities required by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any stock exchange or market on which the Company's Common Stock is listed, and perform other activities that are consistent with this charter, the Company's Bylaws, and governing laws, as the Committee or the Board deems necessary or appropriate.
















              [MENCM - MENDOCINO BREWING COMPANY] [FILE NAME: ZMEN82.ELX] [VERSION - (3)] [09/08/05] [orig. 08/22/05]

                                                         DETACH HERE ZMEN82


                                         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                                                  MENDOCINO BREWING COMPANY, INC.



        The undersigned holder of shares of Common Stock of MENDOCINO BREWING COMPANY, INC., a California corporation (the
"Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated September 12,
2005, and appoints Dr. Vijay Mallya, Jerome Merchant and Yashpal Singh, and each of them, as proxy of the undersigned, with power of substitution and revocation, to represent the undersigned at the Annual Meeting of the Shareholders of the Company to be held at
2:00 p.m., local time, on Tuesday, October 4, 2005, at the Company's brewery located at 1601 Airport Road, Ukiah, California, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote as if the undersigned were present and voting the shares.

        THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL NO. 1 AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IN THEIR
DISCRETION, THE PROXY HOLDERS ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

        IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN ON THE REVERSE SIDE. YOU NEED NOT
MARK ANY BOXES.

----------------                                                                                                   ----------------
  SEE REVERSE                                                                                                        SEE REVERSE
      SIDE                                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE                                  SIDE
----------------                                                                                                   ----------------



MENDOCINO BREWING COMPANY
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694















              [MENCM - MENDOCINO BREWING COMPANY] [FILE NAME: ZMEN81.ELX] [VERSION - (2)] [09/08/05] [orig. 08/22/05]

                                                         DETACH HERE ZMEN81
     Please mark
|X|  votes as in
     this example.


------------------------------------------------------------------------------------------------------------------------------------
                                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
------------------------------------------------------------------------------------------------------------------------------------
1. Election of the 7 Directors nominated by the Board (or if any nominee is not available for election, such substitute(s) as the Board of Directors may designate).
   Nominees: (01) Scott Heldfond, (02) H. Michael Laybourn, (03) Vijay Mallya,
             (04) Jerome G. Merchant, (05) Sury Rao Palamand, (06) Kent D. Price
             and (07) Yashpal Singh

                         FOR                          WITHHOLD
                         ALL      | |          | |    FROM ALL
                       NOMINEES                       NOMINEES

             | |__________________________________________________________
             To withhold authority to vote for any individual nominee write that nominee's name in the space provided above and mark the box.
------------------------------------------------------------------------------------------------------------------------------------


                                                                                MARK HERE                       MARK HERE
                                                                               FOR ADDRESS    | |        | |    IF YOU PLAN
                                                                                CHANGE AND                      TO ATTEND
                                                                               NOTE AT LEFT                     THE MEETING


                                                          Please sign exactly as name appears hereon. Joint owners should each sign.
                                                          When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature: Date: Signature: Date:

Signature: _____________________________ Date: _______________ Signature: ___________________________________ Date: ________________